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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 18, 1996
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                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)

   Delaware                         1-11804                           34-1730488
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                     One Geon Center, Avon Lake, Ohio 44012
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               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 216-930-1241
                                                            ------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events
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On September 18, 1996 the company announced that it was lowering its 3rd quarter, 1996 earnings as a result of reduced margins in polyvinyl chloride resins and recent vinyl chloride monomer manufacturing problems.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99, the text of The Geon Company press release dated September 18, 1996, is fixed herewith as a part of this Report.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        THE GEON COMPANY

                                                        By /s/ Gregory L. Rutman
                                                           --------------------
                                                           Gregory L. Rutman
                                                           Secretary

Dated September 20, 1996